Baird Ultra Short Bond Fund

Trading Symbol:
BUBSX – Investor Class Shares
BUBIX – Institutional Class Shares

Summary Prospectus
May 1, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at www.bairdfunds.com/prospectuses-reports.  You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com.  The Fund’s prospectus and statement of additional information, both dated May 1, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Baird Ultra Short Bond Fund (the “Fund”) is to seek current income consistent with preservation of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.55%	0.30%
Fee Waiver(1)	-0.15%	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver	0.40%	0.15%
_________________

(1)
Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of the average daily net assets for the Fund until April 30, 2016. The agreement may only be terminated prior to the end of this term by or with the consent of the Board of Directors of Baird Funds, Inc.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Please note that the one-year numbers below are based on the Fund’s net expenses resulting from the fee waiver agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$41	$161	$292	$675
Institutional Class Shares	$15	$81	$154	$366

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.6% of the average value of its portfolio.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in bonds, including the following types of U.S. dollar-denominated debt obligations that are fixed, variable or floating rate instruments:

•	U.S. government and other public-sector entities
•	Asset-backed and mortgage-backed obligations of U.S. and foreign issuers
•	Corporate debt of U.S. and foreign issuers
•	Money market instruments

The Fund invests primarily in investment-grade debt obligations, rated at the time of purchase by at least one major rating agency, but may invest up to 10% of its net assets in non-investment grade debt obligations (sometimes referred to as “high yield” bonds).  The Fund may also invest in unrated debt obligations that are determined by Robert W. Baird & Co. Incorporated (the “Advisor”) to be comparable in quality to the rated obligations.  After purchase, a debt obligation may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase.  In such cases, the Advisor will consider whether to continue to hold the debt obligation.  The Fund may hold debt obligations with a “D” or similar credit rating indicating at least a partial payment default.

The Advisor attempts to keep the duration of the Fund’s portfolio substantially equal to that of its benchmark, the Barclays U.S. Short-Term Government/Corporate Index.  The duration of the Fund’s benchmark as of March 31, 2015 was 0.53 years.  The dollar-weighted average portfolio effective maturity of the Fund will normally be more than three months but less than one year during normal market conditions.  The Fund may invest in debt obligations of all maturities.  The Advisor attempts to diversify the Fund’s portfolio by holding debt obligations of many different issuers and choosing issuers in a variety of sectors.  The Fund is a “diversified” fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer (other than cash and cash items, U.S. government securities or securities of other investment companies) or purchase more than 10% of the outstanding voting securities of an issuer.

In determining which debt obligations to buy for the Fund, the Advisor attempts to achieve returns that exceed the Fund’s benchmark primarily in three ways:

•
Yield curve positioning:  The Advisor selects debt obligations with maturities and yields that it believes have the greatest potential for achieving the Fund’s objective, while attempting to substantially match the average duration of the debt obligations in the Fund with the average duration of the debt obligations in the Fund’s benchmark.

•	Sector allocation: The Advisor invests in debt obligations in those sectors which it believes represent the greatest potential for achieving the Fund’s objective.

•	Security selection: The Advisor determines which issuers it believes offer the best relative value within each sector and then decides which available debt obligations of that issuer to purchase.

The Advisor generally will sell a debt obligation when, on a relative basis and in the Advisor’s opinion, it will no longer help the Fund attain its objective.

Principal Risks

Please be aware that you may lose money by investing in the Fund.  The following is a summary description of certain risks of investing in the Fund.

Management Risks
The Advisor may err in its choices of debt obligations or portfolio mixes.  Such errors could result in a negative return and a loss to you.

Bond Market Risks
A bond’s market value may be affected significantly by changes in interest rates – generally, when interest rates rise, the bond’s market value declines and when interest rates decline, its market value rises (“interest-rate risk”).  Interest rate risk should be low for the Fund because it invests primarily in short-term bonds along with variable and floating rate instruments, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.  Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield.  Conversely, a bond with a shorter maturity will entail less interest rate risk but have a lower yield (“maturity risk”).  Variable and floating rate instruments generally have lower interest rate sensitivity because their coupon rate periodically resets based on an index rate that changes with the general level of interest rates.  A bond’s value may also be affected by changes in its credit quality rating or the issuer’s financial condition (“credit-quality risk”).

Credit Quality Risks
Debt obligations receiving the lowest investment grade rating may have speculative characteristics and, compared to higher grade debt obligations, may have a weakened capacity to make principal and interest payments due to changes in economic conditions or other adverse circumstances.  Ratings are essentially opinions of the credit quality of an issuer and may prove to be inaccurate.

Non-Investment Grade Quality Risks
Non-investment grade debt obligations involve greater risk than investment-grade debt obligations, including the possibility of default or bankruptcy.  They tend to be more sensitive to economic conditions than higher-rated debt and, as a result, are generally more sensitive to credit risk than debt in the higher-rated categories.

Mortgage- and Asset-Backed Debt Obligations Risks
Mortgage- and asset-backed debt obligations are subject to interest rate risk.  Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these debt obligations.  When interest rates fall, mortgage- and asset-backed debt obligations may be subject to prepayment risk.  When interest rates rise, certain types of mortgage- and asset-backed debt obligations are subject to extension risk.  Mortgage- and asset-backed debt obligations can also be subject to the risk of default on the underlying residential or commercial mortgage(s) or other assets.

Extension Risk
Extension risk is the risk that debt obligations, including mortgage- and asset-backed debt obligations, will be paid off by the borrower more slowly than anticipated, increasing the average life of such debt obligations and the sensitivity of the prices of such debt obligations to future interest rate changes.

Government Obligations Risks
No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Debt obligations issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government.  While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so.  In September 2008, at the direction of the Federal Housing Finance Agency (“FHFA”), an independent regulator,  Fannie Mae and Freddie Mac were placed into conservatorship and they remain in such status as of the date of this Prospectus.  The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.

Liquidity Risks
Certain debt obligations may be difficult or impossible to sell at the time and price that the Advisor would like to sell.  The Advisor may have to lower the price, sell other debt obligations or forego an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.

Foreign Securities Risks
Foreign investments, even those that are U.S. dollar-denominated, may involve additional risks, including political and economic instability, differences in financial reporting standards and less regulated securities markets, and withholding of foreign taxes.

Valuation Risks
The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Advisor may be different from the prices used by other mutual funds or from the prices at which debt obligations are actually bought and sold.  The prices of certain debt obligations provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Recent Market Events
In response to the financial crisis that began in 2008, the Federal Reserve has taken extraordinary steps to support financial markets and the U.S. economy, including various bond buying or quantitative easing (QE) programs as well as maintaining their policy interest rate at historically low levels.  More recently, the Federal Reserve has ended its QE bond buying program and many market participants believe it is on a path to raise its policy rate, the overnight Federal Funds rate.  There is uncertainty regarding how the financial markets will react to these changes and, as a result, the markets remain in an elevated risk environment.  There is the potential that these changes could negatively affect financial markets and generate higher interest rates, increased market volatility and reduced value and liquidity of certain securities.  As a result, many of the above risks may be increased.  Continuing market problems may have adverse effects on the Fund.  The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Performance
The performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for one year compare with those of a broad measure of market performance.  Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund toll-free at 1-866-442-2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	1st quarter 2014	0.78%
Worst quarter:	4th quarter 2014	-0.04%

Average Annual Total Returns as of December 31, 2014	1 Year / Since Inception (12/31/13)
Institutional Class
Return Before Taxes	1.21%
Return After Taxes on Distributions	0.81%
Return After Taxes on Distributions and Sale of Fund Shares	0.69%
Investor Class
Return Before Taxes	0.88%
Barclays U.S. Short-Term Government/Corporate Index	0.18%
(reflects no deduction for fees, expenses or taxes)

After-tax returns are shown only for the Institutional Class, and the after-tax returns for the Investor Class will vary.  After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns are not relevant if you hold your shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account.

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Mary Ellen Stanek, CFA	2013	Chief Investment Officer for Baird Advisors and Managing Director of the Advisor

Gary A. Elfe, CFA	2013	Senior Portfolio Manager and Director of Fixed Income Research and Trading for Baird Advisors and Managing Director of the Advisor

Charles B. Groeschell	2013	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor

Warren D. Pierson, CFA	2013	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor

Daniel A. Tranchita, CFA	2013	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor

M. Sharon deGuzman	2013	Senior Portfolio Manager for Baird Advisors and Senior Vice President of the Advisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1-866-442-2473, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$25,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.